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                        SUPPLEMENT DATED AUGUST 11, 1997
                    TO THE PROSPECTUS DATED JANUARY 2, 1997
                      AS SUPPLEMENTED THROUGH JULY 1, 1997
                    PREVIOUSLY SUPPLEMENTED ON JULY 21, 1997

                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY GLOBAL EQUITY FUND
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                       MORGAN STANLEY LATIN AMERICAN FUND

                               PORTFOLIOS OF THE

                   MORGAN STANLEY FUND, INC. (THE "COMPANY")
                                P.O. BOX 418256
                             KANSAS CITY, MISSOURI
                                     64141
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    The section of the Prospectus entitled "Management Of The Company --
Portfolio Managers -- Emerging Markets Fund" is hereby amended with the following:

        Effective August 11, 1997, Madhav Dhar and Robert Meyer will be primarily responsible for the day-to-day management of the Fund's portfolio.

        Robert Meyer will be replacing Marianne L. Hay.

        Mr. Meyer has been with MSAM since 1989. He is Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's Global Emerging Market Equity Portfolios. He is Chief Operating Officer of MSAM's Emerging Markets Group and head of MSAM's Latin American team. Mr. Meyer was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received his J.D. from Harvard Law School. In addition, Mr. Meyer is also a Chartered Financial Analyst. He has assisted Mr. Dhar in managing the Portfolio's assets since it commenced operations.
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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE